UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

Sundance Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36302	61-1949225
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 700 Denver, CO 80265	(303) 543-5700
(Address of principal executive offices, including Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNDE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.08 Shareholder Director Nominations.

On April 28, 2020, the Board of Directors (the “Board”) of Sundance Energy Inc. (the “Company”) established Wednesday, July 22, 2020 as the date for the 2020 Annual Meeting of Stockholders of the Company (the “2020 Annual Meeting”), the Company’s first annual meeting as a U.S. domestic issuer since the completion of its redomiciliation in November 2019.

The Company has set a deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as May 14, 2020, which the Company believes is a reasonable time before it begins to print and distribute its proxy materials. In order to be considered timely, such stockholder proposals must be received by the Company at the address set forth below on or before the close of business on May 14, 2020. Such proposals must comply with the procedures and requirements set forth in Rule 14a-8 under the Exchange Act and any applicable requirements of the Company’s Bylaws and Delaware law. A stockholder intending to submit a proposal outside the processes of Rule 14a-8 or to nominate persons for election to serve as a director of the Company, in each case, in connection with the 2020 Annual Meeting, must provide written notice of such proposal or nomination in accordance with the requirements set forth in the Company’s Bylaws. To be considered timely, any such notice must be received by the Company not later than the close of business on May 14, 2020. Any stockholder proposal or director nomination must also comply with the requirements of Delaware law and the rules and regulations promulgated by the SEC, as applicable.

Any such proposal or notice should be delivered to Sundance Energy Inc., 1050 17th Street, Suite 700 Denver, CO 80265, Attention: Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2020

SUNDANCE ENERGY INC.

	By:	/s/ Cathy L. Anderson
	Name:	Cathy L. Anderson
	Title:	Chief Financial Officer